UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K /A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2018
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R1 RCM Inc.
(Exact Name of Registrant as Specified in Charter)
 ____________

Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue, Suite 2700, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On May 8, 2018, R1 RCM Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to report, among other things, the completion of the previously announced acquisition of Intermedix Holdings Inc. (“Intermedix Holdings”). The Initial 8-K omitted the financial statements of the business acquired and the pro forma combined financial information as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This amendment to the Initial 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. The Initial 8-K otherwise remains the same and the Items therein, including Item 9.01, are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Intermedix Corporation (a wholly owned subsidiary of Intermedix Holdings) and subsidiaries, comprised of the consolidated balance sheets as of December 31, 2017 and 2016, and the related consolidated statements of operations and comprehensive loss, changes in stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2017, and the related notes to such audited consolidated financial statements, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company is providing the audited financial statements of Intermedix Corporation in lieu of the audited financial statements of parent company Intermedix Holdings to satisfy the requirements of Rule 3-05 of Regulation S-X. The Company notes the following regarding the Intermedix Corporation consolidated financial statements:

•
Intermedix Holdings had no operations of its own.  It was formed solely to facilitate the equity issuances of the enterprise to its former owner.  The only significant transaction that occurred in Intermedix Holdings prior to the acquisition was receiving $35 million in cash in 2016 from investment funds associated with its former owner, a private equity firm, in exchange for a Note Payable (the “Note”).  The Note bore PIK interest at approximately 0.7%.  Intermedix Holdings invested the cash in overnight securities.  The Note, along with an immaterial amount of accrued interest, was repaid immediately prior to the closing of the acquisition and therefore is not a part of the operations, assets or liabilities purchased by the Company.

•
The Intermedix Corporation financial statements include all of the operating results, assets and liabilities of the acquired business. The Intermedix Corporation financial statements are consolidated into the financial statements of Intermedix Holdings. Intermedix Holdings had no operations of its own, and no assets, other than its ownership, through another wholly-owned holding company that has no operations, of 100% of the equity interests in Intermedix Corporation. The Company notes there are no differences in revenue or operating income between Intermedix Holdings and Intermedix Corporation.

(b) Pro Forma Financial Information.

The unaudited pro forma financial statements of the Company and Intermedix Corporation and subsidiaries, comprised of the unaudited pro forma consolidated balance sheet as of December 31, 2017, the unaudited pro forma consolidated statement of operations for the year ended December 31, 2017, and the related notes to such unaudited pro forma consolidated financial statements, are attached hereto as Exhibit 99.2 and incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of KPMG LLP (Consent of Independent Auditors)
99.1
Audited consolidated financial statements of Intermedix Corporation (a wholly owned subsidiary of Intermedix Holdings Inc.), comprised of the consolidated balance sheets as of December 31, 2017 and 2016, and the related consolidated statements of operations and comprehensive loss, changes in stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2017, and the related notes to such audited consolidated statements

99.2
Unaudited pro forma financial statements of the Company and Intermedix Corporation, comprised of the unaudited pro forma consolidated balance sheet as of December 31, 2017, the unaudited pro forma consolidated statement of operations for the year ended December 31, 2017, and the related notes to such unaudited pro forma consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 24, 2018

R1 RCM Inc.

		By:	/s/ Christopher S. Ricaurte

Christopher S. Ricaurte
Chief Financial Officer and Treasurer